Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17 – SUBSEQUENT EVENTS

We sold an additional 638,998 shares of our Series D Cumulative Perpetual Preferred Stock at an average price of $47.33 per share for net proceeds of approximately $29.6 million, pursuant to our ATM sales agreement subsequent to December 31, 2011, through the date of this report. There are a total of 2,076,556 shares of Series D Preferred Stock outstanding as of the date of this report.

On February 14, 2012, the Company entered into the Fifth Amendment to the Second Amended and Restated Credit Agreement, as amended. Pursuant to the Fifth Amendment, the Company's borrowing base was increased to $235 million from $200 million.

On February 17, 2012, Triad Hunter, a wholly-owned subsidiary of the Company, closed on an acquisition of leasehold mineral interests located predominantly in Noble County, Ohio referred to as the Utica Acreage, for a total purchase price of $24.8 million. The Utica Acreage consists of approximately 15,558 gross (12,186 net) acres predominantly located in Noble County, Ohio. The net price paid per acre for this acquisition was $2,037.

The Utica Acreage is in close proximity to Triad Hunter's existing acreage position in Washington and Noble Counties, Ohio, and now provides Triad Hunter approximately 18,187 gross (14,815 net) acres in in these two counties, and a total of 61,151 net acres that are presently prospective for the Utica Shale.

On February 17, 2012, the Company, through its wholly owned subsidiary, Triad Hunter, LLC, closed on the sale of 100% of the equity ownership interest of Hunter Disposal, LLC. The sale was made with GreenHunter Water, LLC, a wholly-owned subsidiary of GreenHunter Energy, Inc., an entity for which Mr. Evans is an officer and major shareholder and for which Ronald Ormand, our Chief Financial Officer and a director, is also a director. The terms and conditions of the equity purchase agreement between the parties were approved by the audit committee or an independent special committee for each party. The total sales price for this acquisition was approximately $8.8 million. The consideration received included a combination of cash, GreenHunter Energy restricted common stock, GreenHunter Energy 10% cumulative preferred stock, and a promissory note due to the Seller. In connection with the sale Triad Hunter entered into agreements with Hunter Disposal, LLC and GreenHunter Water, LLC for wastewater hauling and disposal capacity in Kentucky, Ohio and West Virginia and a five-year tank rental agreement with GreenHunter Water, LLC.